UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                               ______________

                                  FORM 8-K
                               ______________

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): May 19, 2006
                               ______________

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)
                               ______________

                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky                   41011
   (Address of principal executive offices)                      (Zip Code)

      P.O. Box 391, Covington, Kentucky                          41012-0391
             (Mailing Address)                                   (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

     On May 19, 2006, Ashland Inc. will include the information contained in exhibits 99.1-99.16, and graphic images thereof, on the "Investor Relations" section of its website located at www.ashland.com, or in employee communications.

     Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibits 99.1-99.16 is summary information concerning key metrics for Ashland's divisional operations and is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

     By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01. Financial Statements and Exhibits

   (d)     Exhibits


99.1       Website  data  concerning  Ashland   Distribution's   sales  per
           shipping day

99.2       Website data concerning Ashland Distribution's revenue

99.3       Website data concerning Ashland Distribution's gross profit

99.4 Website data concerning Ashland Specialty Chemical's average sales per shipping day

99.5       Website data concerning Ashland Specialty Chemical's revenue

99.6 Website data concerning Ashland Specialty Chemical's gross profit

99.7       Website data concerning Valvoline's premium oil sales

99.8       Website data concerning Valvoline's revenue

99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.10 Website data concerning APAC's rolling twelve month contract awards

99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates

99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue

99.13      Website data concerning APAC's backlog

99.14      Website data concerning APAC's asphalt mix production

99.15      Website data concerning U.S. Gulf Coast Barge Prices

99.16 Website data concerning APAC's 14-state weighted diesel price index

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                -------------------------------------------
                                                (Registrant)

Date:  May 19, 2006              /s/ J. Marvin Quin
                                -------------------------------------------
                                 J. Marvin Quin
                                 Senior Vice President
                                 and Chief Financial Officer

                               EXHIBIT INDEX

99.1 Website data concerning Ashland Distribution's sales per shipping day

99.2   Website data concerning Ashland Distribution's revenue

99.3   Website data concerning Ashland Distribution's gross profit

99.4 Website data concerning Ashland Specialty Chemical's average sales per shipping day

99.5   Website data concerning Ashland Specialty Chemical's revenue

99.6   Website data concerning Ashland Specialty Chemical's gross profit

99.7   Website data concerning Valvoline's premium oil sales

99.8   Website data concerning Valvoline's revenue

99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.10  Website data concerning APAC's rolling twelve month contract awards

99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates

99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue

99.13  Website data concerning APAC's backlog

99.14  Website data concerning APAC's asphalt mix production

99.15  Website data concerning U.S. Gulf Coast Barge Prices

99.16  Website data concerning APAC's 14-state weighted diesel price index